FINANCIAL SUPPLEMENT 1st Quarter 2020

DISCLAIMER This presentation includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Actual results may differ from expectations, estimates and projections and, consequently, readers should not rely on these forward-looking statements as predictions of future events. Words such as “goal” “expect,” “target,” “assume,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believe,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results, including, among other things, those described in our most recent Annual Report on Form 10-K, and any subsequent Quarterly Reports on Form 10-Q and Current Report on Form 8-K, under the caption “Risk Factors.” Factors that could cause actual results to differ include, but are not limited to:our business and investment strategy; our ability to accurately forecast the payment of future dividends on our common and preferred stock, and the amount of such dividends; our ability to determine accurately the fair market value of our assets; availability of investment opportunities in real estate-related and other securities, including our valuation of potential opportunities that may arise as a result of current and future market dislocations; effect of the novel coronavirus (or COVID-19) pandemic on real estate market, financial markets and our Company, including the impact on the value, availability, financing and liquidity of mortgage assets; how COVID-19 may affect us, our operations and our personnel; our expected investments; changes in the value of our investments, including negative changes resulting in margin calls related to the financing of our assets; changes in interest rates and mortgage prepayment rates; prepayments of the mortgage and other loans underlying our mortgage-backed securities, or RMBS, or other asset-backed securities, or ABS; rates of default, delinquencies or decreased recovery rates on our investments; general volatility of the securities markets in which we invest; our ability to maintain existing financing arrangements and our ability to obtain future financing arrangements; our ability to effect our strategy to securitize residential mortgage loans; interest rate mismatches between our investments and our borrowings used to finance such purchases; effects of interest rate caps on our adjustable-rate investments; the degree to which our hedging strategies may or may not protect us from interest rate volatility; the impact of and changes to various government programs, including in response to COVID-19; impact of and changes in governmental regulations, tax law and rates, accounting guidance, and similar matters; market trends in our industry, interest rates, the debt securities markets or the general economy; estimates relating to our ability to make distributions to our stockholders in the future; our understanding of our competition; availability of qualified personnel; our ability to maintain our classification as a real estate investment trust, or, REIT, for U.S. federal income tax purposes; our ability to maintain our exemption from registration under the Investment Company Act of 1940, as amended, or 1940 Act; our expectations regarding materiality or significance; and the effectiveness of our disclosure controls and procedures. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Chimera does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Additional information concerning these and other risk factors is contained in Chimera’s most recent filings with the Securities and Exchange Commission (SEC). All subsequent written and oral forward-looking statements concerning Chimera or matters attributable to Chimera or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. This presentation may include industry and market data obtained through research, surveys, and studies conducted by third parties and industry publications. We have not independently verified any such market and industry data from third-party sources. This presentation is provided for discussion purposes only and may not be relied upon as legal or investment advice, nor is it intended to be inclusive of all the risks and uncertainties that should be considered. This presentation does not constitute an offer to purchase or sell any securities, nor shall it be construed to be indicative of the terms of an offer that the parties or their respective affiliates would accept. Readers are advised that the financial information in this presentation is based on company data available at the time of this presentation and, in certain circumstances, may not have been audited by the company’s independent auditors. Information is unaudited, estimated and subject to change.

PORTFOLIO COMPOSITION 91% of Chimera's equity capital is allocated to mortgage credit (2) Residential Mortgage Net Investment Analysis Credit Portfolio 17 Total Assets: 15.5 billion(1) RESIDENTIAL 16 MORTGAGE AGENCY TOTAL CREDIT PORTFOLIO PORTFOLIO 15 PORTFOLIO 14 Non-Recourse 13 GROSS ASSET 6.0% 3.7% 5.3% (Securitization) YIELD: 12 $8.0 11 FINANCING (3) 10 COSTS 3.3% 2.4% 3.0% s n 9 o i l l i NET INTEREST B 8 SPREAD: 2.7% 1.3% 2.3% 7 6 Recourse (Repo) NET INTEREST $4.9 MARGIN: 3.2% 1.4% 2.7% 5 Agency Portfolio 4 Total Assets: 2.9 billion(1) All data as of March 31, 2020 3 (1) Financing excludes unsettled trades. (2) Reflects first quarter 2020 average assets, yields, and spreads. 2 Equity Recourse (Repo) (3) Includes the interest incurred on interest rate swaps. $3.0 $2.3 1 Equity 0 $0.3 Information is unaudited, estimated and subject to change. 2

GAAP ASSET ALLOCATION Chimera added to the loan portfolio during the quarter March 31, 2020 December 31, 2019 12% 10% 1% 15% 25% 54% 72% 11% Non-Agency MBS Agency RMBS Non-Agency MBS Agency RMBS Agency CMBS Loan Portfolio Agency CMBS Loan Portfolio Total Portfolio: $18.4 billion Total Portfolio: $26.2 billion Based on fair value. Information is unaudited, estimated and subject to change. 3

GAAP FINANCING SOURCES Chimera operates at 4.7:1 total leverage and 2.2:1 recourse leverage(1) March 31, 2020 December 31, 2019 24% 32% 38% 53% 1% 29% 15% 9% Non-Agency Repurchase Agreements, RMBS Non-Agency Repurchase Agreements, RMBS Agency Repurchase Agreements, RMBS Agency Repurchase Agreements, RMBS Agency Repurchase Agreements, CMBS Agency Repurchase Agreements, CMBS Non-Recourse Debt, Securitized RMBS and Loans (2) Non-Recourse Debt, Securitized RMBS and Loans (2) Total Portfolio: $15.1 billion Total Portfolio: $21.7 billion (1) Leverage ratios as of March 31, 2020 (2) Consists of tranches of RMBS and loan securitizations sold to third parties. Information is unaudited, estimated and subject to change. 4

CONSOLIDATED LOAN SECURITIZATIONS

VINTAGE	DEAL	TOTAL ORIGINAL FACE	TOTAL OF TRANCHES SOLD	TOTAL OF TRANCHES RETAINED	TOTAL REMAINING FACE	REMAINING FACE OF TRANCHES SOLD	REMAINING FACE OF TRANCHES RETAINED
2020	CIM 2020-R2	$492,347	$351,926	$140,421	$492,347	$351,926	$140,421
2020	CIM 2020-R1	$390,761	$317,608	$73,153	388,145	315,081	73,064
2019	CIM 2019-R5	315,039	252,224	62,815	303,666	240,956	62,710
2019	CIM 2019-R4	320,802	200,000	120,802	308,835	244,674	64,161
2019	CIM 2019-R3[1]	342,633	291,237	51,396	323,299	271,885	51,414
2019	CIM 2019-R2	464,327	358,172	106,155	448,071	342,277	105,794
2019	CIM 2019-R1	371,762	297,409	74,353	351,060	277,047	74,013
2018	CIM 2018-NR1	257,548	—	257,548	173,349	—	173,349
2018	CIM 2018-R6	478,251	334,775	143,476	393,153	250,730	142,423
2018	CIM 2018-R5	380,194	266,136	114,058	300,803	188,428	112,375
2018	CIM 2018-R4	387,222	271,056	116,166	320,173	204,958	115,215
2018	CIM 2018-R3	181,073	146,669	34,404	134,237	100,551	33,686
2018	CIM 2018-R2	380,292	266,204	114,088	288,871	175,010	113,861
2018	CIM 2018-R1	169,032	140,297	28,735	133,104	104,235	28,869
2017	CMLTI 2017-RP2	421,329	341,276	80,053	323,752	245,316	78,436
2017	CIM 2017-8	1,148,050	688,829	459,221	853,271	404,169	449,102
2017	CIM 2017-7	512,446	341,062	171,384	382,925	216,146	166,779
2017	CIM 2017-6	782,725	626,179	156,546	556,420	403,640	152,780
2017	CIM 2017-5	377,034	75,407	301,627	280,556	57,857	222,699
2017	CIM 2017-4	830,510	710,003	120,507	449,892	345,270	104,622
2017	CIM 2017-3	2,434,640	2,113,267	321,373	1,490,917	1,189,264	301,653
2017	CIM 2017-2	331,440	248,580	82,860	227,710	148,398	79,312
2017	CIM 2017-1	526,267	368,387	157,880	337,185	186,111	151,074
2016	CIM 2016-FRE1	185,811	115,165	70,646	117,880	54,392	63,488
2016	CIM 2016-3	1,746,084	1,478,933	267,151	961,393	726,456	234,937
2016	CIM 2016-2	1,762,177	1,492,563	269,614	969,327	730,533	238,794
2016	CIM 2016-1	1,499,341	1,266,898	232,443	820,179	620,327	199,852
2012	CSMC 2012-CIM3	329,886	305,804	24,082	80,301	65,080	15,221
2008	PHHMC 2008-CIM1	619,710	549,142	70,568	22,525	16,496	6,029
	TOTAL	$18,438,733	$14,215,208	$4,223,525	$12,233,346	$8,477,213	$3,756,133

All data as of March 31, 2020

$ in thousands

(1) Accounted for as a secured borrowing

Information is unaudited, estimated and subject to change.

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CHIMERA INVESTMENT CORPORATION

AGENCY SECURITIES AND REPO SUMMARY

Agency Securities – As of March 31, 2020

SECURITY TYPE	COUPON[1]	CURRENT FACE	WEIGHTED AVERAGE MARKET PRICE	WEIGHTED AVERAGE CPR
Agency Pass-through	3.5%	$—	—	—
	4.0%	—	—	—
	4.5%	—	—	—
Commercial	3.8%	2,506,240	111.2	0.2
Agency IO	1.6%	N/M[2]	7.1	16.9
ACMBS IO	0.6%	N/M[2]	2.6	5.3
Total		$2,506,240		

Agency Securities – As of December 31, 2019

SECURITY TYPE	COUPON[1]	CURRENT FACE	WEIGHTED AVERAGE MARKET PRICE	WEIGHTED AVERAGE CPR
Agency Pass-through	3.5%	$339,687	104.2	22.0
	4.0%	5,437,343	104.5	38.0
	4.5%	303,519	106.3	44.8
Commercial	3.7%	2,621,938	106.9	—
Agency IO	1.6%	N/M[2]	8.3	14.9
ACMBS IO	0.7%	N/M[2]	2.7	5.3
Total		$8,702.487		

Repo Days to Maturity – As of March 31, 2020

MATURITY	PRINCIPAL BALANCE	WEIGHTED AVERAGE RATE	WEIGHTED AVERAGE DAYS
Within 30 days	$2,262,677	1.06%	
30 to 59 days	—	—%	
60 to 89 days	19,422	0.60%	
90 to 360 days	—	—%	
Total	$2,282,099	1.06%	14 Days

Repo Days to Maturity – As of December 31, 2019

MATURITY	PRINCIPAL BALANCE	WEIGHTED AVERAGE RATE	WEIGHTED AVERAGE DAYS
Within 30 days	$8,143,851	2.10%	
30 to 59 days	116,939	2.15%	
60 to 89 days	—	—%	
90 to 360 days	—	—%	
Total	$8,260,790	2.10%	14 Days

(1) Coupon is a weighted average for Commercial and Agency IO
(2) Total Agency IO and ACMBS IO Notional was $3.2 billion and $3.2 billion as of March 31, 2020 and December 31, 2019 respectively.

Information is unaudited, estimated and subject to change.

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CHIMERA INVESTMENT CORPORATION

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